UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2010
CommerceFirst Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Maryland	0-51104	52-2180744

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1804 West Street, Suite 200, Annapolis MD	21401

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 410.280.6695
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
On February 1, 2010, CommerceFirst Bancorp, Inc. issued the press release attached as exhibit 99.1.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired. Not applicable.
(b) Pro Forma Financial Information. Not applicable.
(c) Shell Company Transactions. Not applicable.
(d) Exhibits.
99.1	Press Release dated February 1, 2010
Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCEFIRST BANCORP, INC.
	By:	/s/ Richard J. Morgan
Richard J. Morgan, President & Chief
Dated: February 1, 2010		Executive Officer